                                                                Exhibit 10.15(b)

             AGREEMENT AND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     AGREEMENT AND AMENDMENT, dated as of November 11, 1988, to the Registration Rights Agreement, dated as of August 4, 1988 (the "Registration Rights Agreement"), among Payless Cashways, Inc., an Iowa corporation ("Payless" or the "Company") (as successor by merger to the obligations of PCI Acquisition Corp., a Delaware corporation) and the undersigned parties hereto. All capitalized terms used herein without definition shall have the meanings assigned to them in the Registration Rights Agreement.

     WHEREAS, Payless is currently effecting the public offering and sale and registration under the Securities Act of 1933, as amended, of $335 million aggregate principal amount of Senior Subordinated Debentures due 2000 (the "Debentures") and warrants (the "Warrants") to purchase shares of the Class A Common Stock par value $.01 per share, of Payless to be issued pursuant to a warrant agreement between Payless and Irving Bank & Trust Company, as Warrant Agent substantially in the form of Exhibit A hereto with such changes therein as the officer of Payless executing the same may approve as necessary or appropriate to facilitate the public offering and sale of the Debentures and the Warrants, such approval to be conclusively evidenced by the execution and delivered thereof (such warrant agreement, as executed and delivered on behalf of Payless, being herein called the "Warrant Agreement"); and

     WHEREAS, the parties hereto believe that the sale of the Debentures and the Warrants is in the best interests of Payless and desire to facilitate the sale of Debentures and the Warrants;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The parties hereto hereby consent to the execution and delivery by Payless of and the performance by Payless of its obligations under the Warrant Agreement and to the execution, issuance and delivery of the Warrants and hereby waive all rights or benefits they may have, and agree that the Company shall have no obligations, under the Registration Rights Agreement, in each case to the extent they conflict with the terms of the Warrant Agreement.

     2. The phrase "on Form S-4 or Form S-8" in the first sentence of Section 1.2(a) is hereby amended to read "pursuant to Section 2.03(b), 2.04, 2.05 or 2.11(d) of the Warrant Agreement or on Form S-4 or Form S-8"; and the phrase "include debt securities" in the first sentence of Section 1.2(a) is hereby amended to read "include the Warrants or any debt securities".

     3. The clause "subject to Sections 1.6 and 1.7" in Section 1.1(a) of the Registration Rights Agreement shall be amended to read "subject to Sections 1.6 and 1.7 and subject to any restrictions contained in the Warrant Agreement".

     4. The clause "in this Agreement, the Company shall," in the first clause of Section 1.3 is hereby amended to read "in this Agreement, (i) in the event that, pursuant to the Warrant Agreement, such registration requires the inclusion in such registration of securities of holders of Warrants in accordance with Section 2.03(a) of the Warrant Agreement, then (1) the rights and obligations of the Company and holders of Warrants specified in Section 2.06 of the Warrant Agreement in respect of the Underlying Common Stock included in such registration shall extend on as nearly the same terms and conditions as may be practicable to the Company and the holders of Registrable Securities in respect of such Registrable Securities included in such registration and (2) except to the extent inconsistent with the provisions of the Warrant Agreement (in which case the provisions of the Warrant Agreement shall apply), the Company shall, and (ii) in any other event, the Company shall,".

     5. The following is hereby added to the end of the second full paragraph of the Registration Rights Agreement.

"For purposes of this Registration Rights Agreement, the term 'Common Equivalents' means with respect to each share of capital stock or other security of the Company the number of shares of Common Stock represented thereby or the number of shares of Common Stock into which such share or security is then convertible or exercisable or into which such share or other security would then be convertible or exercisable if any restrictions or limitations on conversion or exercise were not applicable, as the case may be; and the term 'Warrant Agreement' means the Warrant Agreement as executed and delivered between the Company and Irving Bank & Trust Company, as Warrant Agent substantially in the form of Exhibit A hereto with such changes therein as the officer of the Company executing the same may approve as necessary or appropriate to facilitate the public offering and sale of the Debentures (as defined in the Loan Agreement) and the

Warrants, such approval to be conclusively evidenced by the execution and delivery thereof."

     6. Sections 1.7, 1.8 and 1.10 of the Registration Rights Agreement are hereby amended to read in their entirety as set forth below. Section 1.9 shall remain unchanged.

          "1.7  Allocation of Securities Included in Registration Statement.
     (a) (i) If (x) a requested registration pursuant to Section 1.1 involves an underwritten offering and (y) the aggregate of the number of Registrable Securities requested to be included in such registration and the number of securities duly requested to be included in such registration pursuant to the Warrant Agreement in accordance with Section 2.03(a) thereof exceeds the total number of securities which, pursuant to the advice of the managing underwriter, may be distributed without adversely affecting the price or distribution of any securities to be offered (such shares of Registrable Securities and such securities to be included pursuant to the Warrant Agreement which may be included without affecting adversely the price or distribution of securities to be sold being the "Covered Securities"), then the Company shall not be entitled to include any securities in such registration for its own account and the Covered Securities shall be allocated pro rata among all Holders and all holders of Warrants requesting to be included in such registration statement, on the basis of the relative number of Common Equivalents each such person has requested to be included in such registration statement. If, as a result of the proration provision of this Section 1.7, any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

          (ii) If as a result of Withdrawal Elections less than the Requisite Amount of Registrable Securities are requested to be included in a registration, the Company may, at its election, give written notice to all Holders who have requested that Registrable Securities be included in a registration and who have not made a

     Withdrawal Election that the Company has determined not to proceed with such registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the Holders' rights to have Registrable Securities registered pursuant to Section 1.1 in the future.

          (iii) If (x) a requested registration pursuant to Section 1.1 relates to an offering that is to be underwritten and (y) the aggregate of the number of Registrable Securities requested to be included in such registration and the number of securities requested to be included in such registration pursuant to the Warrant Agreement in accordance with Section 2.03(a) thereof (the "Entitled Securities") does not exceed the total number of securities which, pursuant to the advice of the managing underwriter, may be distributed without adversely affecting the price or distribution of any securities to be offered, then the Company shall be entitled to include any securities in such registration for its own account only to the extent such total number exceeds such aggregate number of Entitled Securities.

          (b) If (x) a registration pursuant to Section 1.2 involves an underwritten offering that is entirely a secondary offering and (y) the number of Registrable Securities requested to be included in such registration plus the number of securities duly requested to be included in such registration pursuant to the Warrant Agreement in accordance with
     Section 2.03(a) thereof exceeds the total number of securities which, pursuant to the advice of the managing underwriter, may be distributed without adversely affecting the price or distribution of any securities to be offered (such shares of Registrable Securities and such securities to be included pursuant to the Warrant Agreement which may be included without affecting adversely the price or distribution of securities to be sold being the "included Securities"), the included Securities shall be allocated pro rata among all Holders and all holders of Warrants requesting to be included in such registration statement, on the basis of the relative number of Common Equivalents each such person has requested to be included in such registration. If, as a result of the proration provisions of this
     Section 1.7(b), any Holder shall not be entitled to include all Registrable Securities in a registration pursuant to Section 1.2 that such Holder has requested be included, such Holder may make a Withdrawal Election; provided, however, that such Withdrawal

     Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

          (c) If (x) a registration pursuant to Section 1.2 involves an underwritten offering that is not entirely a secondary offering and (y) the number of Registrable Securities requested to be included in such registration plus the number of securities duly requested to be included in such registration pursuant to the Warrant Agreement in accordance with
     Section 2.03(a) thereof exceeds the total number which, pursuant to the advice of the managing underwriter, may be distributed without adversely affecting the price or distribution of any securities to be sold solely for the Company's account (such shares of Underlying Common Stock and such securities of such other selling security holders which may be included without affecting adversely the price or distribution of securities to be sold solely for the Company's account being the "includible Securities"), the Company shall be entitled to include in such registration statement all of the securities proposed to be sold solely for the Company's account and the includible Securities shall be allocated pro rata among all Holders and all holders of Warrants requesting to be included in such registration statement, on the basis of the relative number of Common Equivalents each such person has requested to be included in such registration statement.

          1.8 Limitations on Sale or Distribution of Other Securities. If requested in writing by the Company or the managing underwriter, if any, of any registration effected pursuant to Section 1.1 or 1.2 hereof, each Holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the. Securities Act, of any Registrable Securities, or of any other equity securities of the Company or of any securities convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 15 days before or 120 days after the effective date of such registration statement (and the Company hereby also agrees and agrees to cause each holder of any equity security or of any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree; provided, however, that the foregoing shall not apply to the holders of the Warrants or to the holders of any securities acquired upon exercise of the Warrants, in each case, in their capacity as such).

          1.10 Certain Restrictions on the Company. if the Company enters into any agreement (other than the Warrant Agreement) providing for, or otherwise grants (other than pursuant to the Warrant Agreement), any registration rights with respect to its equity securities:

          (a) the terms of this Agreement will be amended if and to the extent that such other agreement's or grant's terms are superior to the terms hereof; provided, however, that in no event will the Company be entitled to enter into any other agreement (other than the Warrant Agreement) or otherwise grant (other than pursuant to the Warrant Agreement) any right to demand a registration for an amount below the then applicable Requisite Amount, and

          (b) if a registration is requested pursuant to such other agreement (other than the Warrant Agreement) or grant (other than pursuant to the Warrant Agreement) (a "New Agreement Request") and a demand registration is requested pursuant hereto (whether or not such is requested before or after the New Agreement Request), the terms of this Agreement shall govern any registration under this Agreement."

     7. The phrase "Section 1.7" in Section 1.2(c) of the Registration Rights Agreement is hereby amended to read "Section 1.7 or pursuant to the Warrant Agreement" and the phrase "agreements hereafter" in such Section 1.2(c) is hereby amended to read "agreements (other than the Warrant Agreement) hereafter"

     8.   The last sentence of Section l.1(a)(ii)(E) is hereby deleted.

     9. Exhibit A hereto is hereby added to the Registration Rights Agreement as Exhibit A thereto.

     10. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     11. From and after the execution of this Agreement, all references in the Registration Rights Agreement "to this Agreement," "hereof," "herein" and similar terms, shall mean and refer to the Registration Rights Agreement, as amended by this Agreement.

     12. The Registration Rights Agreement is hereby ratified and confirmed and, except as herein set forth, remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                              PAYLESS CASHWAYS, INC.



                                              By: s/Stephen A. Lightstone
                                                  _________________________

                                                  Stephen A. Lightstone

                                              BROAD STREET INVESTMENT
                                                FUND I, L.P.

                                              By: Goldman, Sachs & Co.
                                                  General Partner



                                              By: s/Goldman, Sachs & Co.
                                                  _________________________

                                              GOLDMAN, SACHS & CO.


                                              s/Goldman, Sachs & Co.
                                              _____________________________


                                              MASCO CAPITAL CORPORATION



                                              By: s/Sam Valenti
                                                  _________________________


                                              CITICORP CAPITAL INVESTORS, LTD.



                                              By: s/Scott Fossel
                                                  _________________________

                                                  Vice President


                                              MORGAN CAPITAL CORPORATION

                                              By: J.P. Morgan & Co. Incor-
                                                  porated, as agent for
                                                  Morgan Capital Corporation



                                              By: s/C. Seth Cunningham
                                                  _________________________


                                              H.C. CROWN CORP.



                                              By: s/Dan L. Altman
                                                  _________________________


                                              BRIDGE STREET FUND 1987




                                              By: s/Diana M. Fine,
                                                    Vice President
                                                  _________________________
                                                  of Stone Street Managers
                                                  Corp., as Managing General
                                                  Partner

                                              BRIDGE STREET FUND 1988



                                              By: s/Diana M. Fine,
                                                    Vice President
                                                  _________________________

                                                  of Stone Street Managers
                                                  Corp., as Managing General
                                                  Partner


                                              STONE STREET FUND 1987



                                              By: s/Diana M. Fine,
                                                    Vice President
                                                  _________________________

                                                  of Stone Street Capital Corp.,
                                                  as General Partner


                                              STONE STREET FUND 1988



                                              By: s/Diana M. Fine,
                                                    Vice President
                                                  _________________________

                                                  of Stone Street Managers
                                                  Corp., as General Partner



                                              s/David Stanley
                                              _____________________________

                                              David Stanley



                                              s/Harold Cohen
                                              _____________________________

                                              Harold Cohen



                                              s/Melvin Cohen
                                              _____________________________

                                              Melvin Cohen



                                              s/David Cohen
                                              _____________________________

                                              David Cohen



                                              s/Larry Kunz
                                              _____________________________

                                              Larry Kunz
                                              s/Dale Pond
                                              _____________________________

                                              Dale Pond



                                              s/Stephen Lightstone
                                              _____________________________

                                              Stephen Lightstone



                                              s/Susan Stanton
                                              _____________________________

                                              Susan Stanton



                                              s/Richard L. Gelb
                                              _____________________________

                                              Richard L. Gelb